Investor Presentation October 6, 2026 Byline Bancorp, Inc. to Acquire Illinois State Bancorp, Inc. Exhibit 99.2

Important Notices BYLINE BANCORP, INC. | ILLINOIS STATE BANCORP, INC. FORWARD-LOOKING STATEMENTS The information included herein may contain “forward-looking statements” within the meaning of the U.S. federal securities laws. Any statements about Byline Bancorp, Inc. (“Byline”) expectations, beliefs, plans, strategies, predictions, forecasts, objectives or assumptions of future events or performance are not historical facts and may be forward-looking. These statements include, but are not limited to, the expected completion date, financial benefits and other effects of the proposed merger of Byline and Illinois State Bancorp, Inc. (“Illinois State Bancorp”). These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual strategies, actions or results to differ materially from those expressed in them, and are not guarantees of timing, future results or other events or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions or results, based on management’s current expectations, assumptions and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations, and readers are cautioned not to place undue reliance on such statements. Factors that may cause such a difference include, but are not limited to, the reaction to the transaction of the companies’ customers, employees and counterparties; customer disintermediation; inflation; changes in interest rates; expected synergies, cost savings and other financial benefits of the proposed transaction might not be realized within the expected timeframes or might be less than projected; the requisite shareholder and regulatory approvals for the proposed transaction might not be obtained; credit and interest rate risks associated with Byline’s and Illinois State Bancorp’s respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which Byline and Illinois State Bancorp operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2025 and other reports filed with the Securities and Exchange Commission (“SEC”), including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise. Due to rounding, numbers presented throughout this document may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures. IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is being made in respect of the proposed merger transaction involving Byline and Illinois State Bancorp, Inc. Byline intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement of Illinois State Bancorp and a prospectus of Byline, and Byline will file other documents regarding the proposed transaction with the SEC. A definitive proxy statement/prospectus will also be sent to Illinois State Bancorp shareholders seeking approval of the proposed transaction. Before making any voting or investment decision, investors and security holders of Illinois State Bancorp are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by Byline with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by Byline may be obtained free of charge at its website at http://www.bylinebancorp.com/Docs. Alternatively, these documents, when available, can be obtained free of charge from Byline upon written request to Byline Bancorp, Inc., Attn: Brian F. Doran, General Counsel & Corporate Secretary, 180 North LaSalle Street, 3rd Floor, Chicago, Illinois 60601, or by calling (773) 244-7000. PARTICIPANTS IN THE SOLICITATION Byline, Illinois State Bancorp, their respective directors and executive officers and certain of their other members of management and employees may be deemed to be participants in the solicitation of proxies from Illinois State Bancorp’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of Byline may be found in Byline’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the SEC on February 27, 2026, and in Byline’s proxy statement for its 2026 Annual Meeting, as filed with the SEC on April 20, 2026, copies of which can be obtained free of charge from Byline or from the SEC’s website as indicated above. In addition, information about the directors and executive officers of Byline and Illinois State Bancorp and other persons who may be deemed participants in the transaction will be included in the proxy statement/prospectus and other relevant materials when filed with the SEC. NO OFFER OR SOLICITATION This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Overview of Illinois State Bancorp, Inc. BYLINE BANCORP, INC. | ILLINOIS STATE BANCORP, INC. COMPANY OVERVIEW A privately held, Chicago-based bank holding company Operates through two community banking subsidiaries, each with 50+ years of history: First Nations Bank (Chicago, IL) The Bank of Bourbonnais (Bourbonnais, IL) Serves customers through two business lines: community and commercial banking Seasoned commercial lending team with deep local market relationships FINANCIAL HIGHLIGHTS SIZE $617 Million TOTAL ASSETS $471 Million TOTAL LOANS & LEASES $511 Million TOTAL DEPOSITS FINANCIAL PERFORMANCE $6.7 Million NET INCOME 92.2% LOAN / DEPOSIT RATIO 0.08% NPAs / ASSETS LOAN & DEPOSIT COMPOSITION(2) LOANS Yield on loans: 6.08% Non-Owner Occ. CRE Owner Occ. CRE C&D 1 - 4 Family Multifamily C&I Other DEPOSITS Cost of deposits: 2.51% Noninterest-bearing Deposits Jumbo Time Deposits IB Demand, Savings & MMDA Retail Time Deposits CHICAGO FOOTPRINT Source: S&P Global Market Intelligence and Company financials. Note: Financial data as of 6/30/2026. (1) Data based on last twelve months (LTM). (2) Data based on combined bank-level regulatory data as of the quarter ended 6/30/2026. Byline (44) Illinois State Bancorp (4) (1)

Overview of Transaction and Consideration Terms Financially attractive transaction with compelling pro forma financial impact BYLINE BANCORP, INC. | ILLINOIS STATE BANCORP, INC. Consideration Byline Bancorp, Inc. (NYSE: BY) will acquire 100% of Illinois State Bancorp, Inc. outstanding common stock Byline to issue approximately 1.4 million shares of common stock and $28.9 million in cash to Illinois State Bancorp, Inc. shareholders Fixed exchange ratio of 4.5208 Byline shares for each Illinois State Bancorp common share outstanding Byline to pay approximately $5.1 million in cash to settle all outstanding stock options Based upon Byline closing stock price of $37.63, this equates to an aggregate transaction value of $87.9 million or $261.23 per share(1) Transaction Multiples Price / TBV: 1.07x(1) Core Deposit Premium: 1.6%(1) LTM Earnings: 13.1x(1) Pro Forma Impacts Minimal TBV dilution of 1.2%, with earnback expected in less than 1.5 years Mid-single digit EPS accretion Projected IRR exceeds Byline’s cost of capital hurdles Timing & Approvals Subject to Illinois State Bancorp, Inc. shareholder approval Customary regulatory approvals Anticipated closing in 1Q27 Note: All multiples for transaction are based on financial data as of 6/30/2026. (1) Based on Byline Bancorp closing stock price of $37.63 as of 10/5/2026.

Key Transaction Assumptions Detailed financial, legal, regulatory and operational due diligence performed BYLINE BANCORP, INC. | ILLINOIS STATE BANCORP, INC. Balance Sheet Marks Estimated gross credit mark of approximately 3.7% Loan interest rate mark of 2.0% Other net marks of $0.9 million Synergies Significant cost savings expected to be realized as part of the transaction Approximately 75% realization in 2027, 100% in 2028 and thereafter Merger Costs Expected to be approximately $16.6 million pre-tax Other Assumptions Core Deposit Intangible: ~3.0% of non-jumbo deposits, amortized over 7 years utilizing the sum-of-years digits method Diligence Process Conducted detailed financial, legal, regulatory and operational due diligence Experienced Acquirer In market transaction by a disciplined and proven acquirer with five whole-bank acquisitions since 2016